                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------

        End of Period Collection Account Balance as of Prior Payment Date:                                              433,864.75
        Available Funds:
             Contract Payments due and received in this period                                                        3,411,619.81
             Contract Payments due in prior period(s) and received in this period                                       220,835.97
             Contract Payments received in this period for next period                                                  132,914.58
             Sales, Use and Property Tax payments received                                                              162,073.36
             Prepayment Amounts related to early termination in this period                                           3,022,821.25
             Servicer Advance                                                                                           310,647.65
             Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
             Transfer from Reserve Account                                                                               11,811.91
             Interest earned on Collection Account                                                                       17,586.18
             Interest earned on Affiliated Account                                                                       11,528.76
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
               < Predecessor contract)                                                                                        0.00
             Amounts paid under insurance policies                                                                            0.00
             Maintenance, Late Charges and any other amounts                                                                  0.00

                                                                                                                     -------------
        Total Available Funds                                                                                         7,735,704.22
        Less: Amounts to be Retained in Collection Account                                                              444,645.35
                                                                                                                     -------------
        AMOUNT TO BE DISTRIBUTED                                                                                      7,291,058.87
                                                                                                                     =============



        DISTRIBUTION OF FUNDS:
        ----------------------
             1.  To Trustee -  Fees                                                                                           0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             220,835.97
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                        0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                            5,766,915.00
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                       182,832.00
                    b) Class B Principal and Interest                                                                   136,492.59
                    c) Class C Principal and  Interest                                                                  154,555.78
                    d) Class D Principal and Interest                                                                   156,873.95
                    e) Class E Principal and Interest                                                                   161,487.55

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       29,151.20
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     233,464.36
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           11,811.91
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             191,188.30
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                            45,450.26
                                                                                                                     -------------
        TOTAL FUNDS DISTRIBUTED                                                                                       7,291,058.87
                                                                                                                     =============

                                                                                                                     -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      444,645.35
                                                                                                                     =============

II. RESERVE ACCOUNT
-------------------

Beginning Balance                                                                                                    $2,182,541.24
         - Add Investment Earnings                                                                                       11,811.91
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      11,811.91
                                                                                                                     -------------
End of period balance                                                                                                $2,182,541.24
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                            $2,182,541.24
                                                                                                                     =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
-----------------------------------

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                         87,008,699.85
                   Pool B                                                                         19,041,536.83
                                                                                                 --------------
                                                                                                                    106,050,236.68

Class A Overdue Interest, if any                                                                           0.00
Class A Monthly Interest - Pool A                                                                    412,065.98
Class A Monthly Interest - Pool B                                                                     90,179.13

Class A Overdue Principal, if any                                                                          0.00
Class A Monthly Principal - Pool A                                                                 4,524,701.85
Class A Monthly Principal - Pool B                                                                   922,800.04
                                                                                                 --------------
                                                                                                                      5,447,501.89
Ending Principal Balance of the Class A Notes
                   Pool A                                                                         82,483,998.00
                   Pool B                                                                         18,118,736.79
                                                                                                 --------------     --------------
                                                                                                                    100,602,734.79
                                                                                                                    ==============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000           Ending Principal
Original Face $190,972,000         Original Face $190,972,000          Balance Factor
 $      2.629941                    $      28.525134                     52.679312%
-----------------------------------------------------------------------------------------



IV. CLASS A NOTE PRINCIPAL BALANCE
----------------------------------

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                                0.00
                   Class A2                                                                       67,960,236.68
                   Class A3                                                                       38,090,000.00
                                                                                                 --------------
                                                                                                                    106,050,236.68
Class A Monthly Interest
                   Class A1 (Actual Number Days/360)                                                       0.00
                   Class A2                                                                          319,413.11
                   Class A3                                                                          182,832.00

Class A Monthly Principal
                   Class A1                                                                                0.00
                   Class A2                                                                        5,447,501.89
                   Class A3                                                                                0.00
                                                                                                 --------------
                                                                                                                      5,447,501.89
Ending Principal Balance of the Class A Notes
                   Class A1                                                                                0.00
                   Class A2                                                                       62,512,734.79
                   Class A3                                                                       38,090,000.00
                                                                                                 --------------     --------------
                                                                                                                    100,602,734.79
                                                                                                                    ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


V. CLASS B NOTE PRINCIPAL BALANCE
---------------------------------

            Beginning Principal Balance of the Class B Notes
                        Pool A                                                                     1,988,715.34
                        Pool B                                                                       435,215.78
                                                                                                   ------------
                                                                                                                      2,423,931.12

            Class B Overdue Interest, if any                                                               0.00
            Class B Monthly Interest - Pool A                                                          9,827.57
            Class B Monthly Interest - Pool B                                                          2,150.69
            Class B Overdue Principal, if any                                                              0.00
            Class B Monthly Principal - Pool A                                                       103,421.76
            Class B Monthly Principal - Pool B                                                        21,092.57
                                                                                                   ------------
                                                                                                                        124,514.33
            Ending Principal Balance of the Class B Notes
                        Pool A                                                                     1,885,293.58
                        Pool B                                                                       414,123.21
                                                                                                   ------------       ------------
                                                                                                                      2,299,416.79
                                                                                                                      ============

            ---------------------------------------------------------------------------------
            Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
            Original Face $4,365,000      Original Face $4,365,000         Balance Factor
             $       2.744160              $      28.525620                  52.678506%
            ---------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
----------------------------------

            Beginning Principal Balance of the Class C Notes
                        Pool A                                                                     2,237,548.80
                        Pool B                                                                       489,703.71
                                                                                                   ------------
                                                                                                                      2,727,252.51

            Class C Overdue Interest, if any                                                               0.00
            Class C Monthly Interest - Pool A                                                         11,877.65
            Class C Monthly Interest - Pool B                                                          2,599.51
            Class C Overdue Principal, if any                                                              0.00
            Class C Monthly Principal - Pool A                                                       116,349.48
            Class C Monthly Principal - Pool B                                                        23,729.14
                                                                                                   ------------
                                                                                                                        140,078.62
            Ending Principal Balance of the Class C Notes
                        Pool A                                                                     2,121,199.32
                        Pool B                                                                       465,974.57
                                                                                                   ------------       ------------
                                                                                                                      2,587,173.89
                                                                                                                      ============

            ---------------------------------------------------------------------------------
            Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
            Original Face $4,910,955      Original Face $4,910,955         Balance Factor
             $       2.947932              $      28.523703                  52.681686%
            ---------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE
-----------------------------------

            Beginning Principal Balance of the Class D Notes
                             Pool A                                                                2,237,548.80
                             Pool B                                                                  489,703.71
                                                                                                   ------------
                                                                                                                      2,727,252.51

            Class D Overdue Interest, if any                                                               0.00
            Class D Monthly Interest - Pool A                                                         13,779.57
            Class D Monthly Interest - Pool B                                                          3,015.76
            Class D Overdue Principal, if any                                                              0.00
            Class D Monthly Principal - Pool A                                                       116,349.48
            Class D Monthly Principal - Pool B                                                        23,729.14
                                                                                                   ------------
                                                                                                                        140,078.62
            Ending Principal Balance of the Class D Notes
                             Pool A                                                                2,121,199.32
                             Pool B                                                                  465,974.57
                                                                                                   ------------       ------------
                                                                                                                      2,587,173.89
                                                                                                                      ============

            ----------------------------------------------------------------------------------
            Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
            Original Face $4,910,955      Original Face $4,910,955         Balance Factor
             $       3.419972              $       28.523703                  52.681686%
            ----------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
------------------------------------
            Beginning Principal Balance of the Class E Notes
                             Pool A                                                                2,237,548.80
                             Pool B                                                                  489,703.71
                                                                                                   ------------
                                                                                                                      2,727,252.51

            Class E Overdue Interest, if any                                                               0.00
            Class E Monthly Interest - Pool A                                                         17,564.76
            Class E Monthly Interest - Pool B                                                          3,844.17
            Class E Overdue Principal, if any                                                              0.00
            Class E Monthly Principal - Pool A                                                       116,349.48
            Class E Monthly Principal - Pool B                                                        23,729.14
                                                                                                   ------------
                                                                                                                        140,078.62
            Ending Principal Balance of the Class E Notes
                             Pool A                                                                2,121,199.32
                             Pool B                                                                  465,974.57
                                                                                                   ------------       ------------
                                                                                                                      2,587,173.89
                                                                                                                      ============

            ----------------------------------------------------------------------------------
            Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
            Original Face $4,910,955      Original Face $4,910,955         Balance Factor
             $      4.359423               $       28.523703                  52.681686%
            ----------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
--------------------------------------

            Beginning Residual Principal Balance
                             Pool A                                                                3,728,755.13
                             Pool B                                                                  815,999.27
                                                                                                   ------------
                                                                                                                      4,544,754.40

            Residual Interest - Pool A                                                                23,912.89
            Residual Interest - Pool B                                                                 5,238.31
            Residual Principal - Pool A                                                              193,915.79
            Residual Principal - Pool B                                                               39,548.57
                                                                                                   ------------
                                                                                                                        233,464.36
            Ending Residual Principal Balance
                             Pool A                                                                3,534,839.34
                             Pool B                                                                  776,450.70
                                                                                                   ------------       ------------
                                                                                                                      4,311,290.04
                                                                                                                      ============


X. PAYMENT TO SERVICER
----------------------

             - Collection period Servicer Fee                                                                            45,450.26
             - Servicer Advances reimbursement                                                                          220,835.97
             - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          191,188.30
                                                                                                                      ------------
            Total amounts due to Servicer                                                                               457,474.53
                                                                                                                      ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               99,438,816.81

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             5,171,087.82

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
            ending of the related Collection Period                                                                  94,267,728.99
                                                                                                                    ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         2,200,230.15

             - Principal portion of Prepayment Amounts                                               2,970,857.67

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                   --------------
                                        Total Decline in Aggregate Discounted Contract Balance       5,171,087.82
                                                                                                   ==============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               21,761,862.83

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             1,054,628.62

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                    --------------
            ending of the related Collection Period                                                                  20,707,234.21
                                                                                                                    ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         1,018,580.24

             - Principal portion of Prepayment Amounts                                                  36,048.38

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                   0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                        0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                 0.00

                                                                                                   --------------
                                        Total Decline in Aggregate Discounted Contract Balance       1,054,628.62
                                                                                                   ==============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   114,974,963.20
                                                                                                                    ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                    Predecessor
                                              Discounted           Predecessor     Discounted
         Lease #    Lessee Name               Present Value        Lease #         Present Value
         --------------------------------     ---------------      -----------     ---------------------
                    NONE











                                              ---------------                      ---------------------
                                         Totals:        $0.00                                      $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                               $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables        $0.00
b)  Total discounted Contract Balance of Substitute Receivables         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES          NO  X
                                                                         --------     --------

         POOL B                                                                    Predecessor
                                              Discounted           Predecessor     Discounted
         Lease #    Lessee Name               Present Value        Lease #         Present Value
         --------------------------------     ---------------      -----------     ---------------------
                    NONE











                                              ---------------                      ---------------------
                                         Totals:        $0.00                                      $0.00




         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                  $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
            AGENCY APPROVES)                                                                        0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
         THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
         HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables        $0.00
b)  Total discounted Contract Balance of Substitute Receivables         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD  YES           NO   X
                                                                        -------       -------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                               Predecessor
                                                                           Discounted           Predecessor    Discounted
         Lease #             Lessee Name                                   Present Value        Lease #        Present Value
         ---------------------------------------------------------         ------------------   -----------    --------------------
         1097-507            ADVANCED HEALTHCARE RESOURCES                       $159,644.40    1778-001                $48,984.23
         1238-501            WILLIAM F SKINNER, M.D.                             $174,282.67    1777-001               $325,671.26
         1505-005            NYDIC MEDICAL VENTURES VII, LLC                     $171,682.66    1855-001               $153,223.12
         2488-001            HYDRO-TOUCH INC.                                    $110,973.88    1949-001                $94,307.11
                             CASH                                                  $5,602.11






                                                                           ------------------                  --------------------
                                                                  Totals:        $622,185.72                           $622,185.72

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                622,185.72
         b) ADCB OF POOL A AT CLOSING DATE                                                                         $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X
                                                                                ---------             --------



         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                           Discounted           Predecessor    Discounted
         Lease #             Lessee Name                                   Present Value        Lease #        Present Value
         ---------------------------------------------------------         ------------------   -----------    --------------------
                             None









                                                                           ------------------                  --------------------
                                                                  Totals:              $0.00                                 $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                          $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
         THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
         HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO    X
                                                                                ------                -------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2000


XV. POOL PERFORMANCE MEASUREMENTS


1.                        AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                        TOTAL OUTSTANDING CONTRACTS
     This Month                                      1,064,698.60          This Month                          114,974,963.20
     1 Month Prior                                     608,701.02          1 Month Prior                       121,200,679.64
     2 Months Prior                                  1,883,206.48          2 Months Prior                      125,972,116.05

     Total                                           3,556,606.10          Total                               362,147,758.89

     A) 3 MONTH AVERAGE                              1,185,535.37          b) 3 MONTH AVERAGE                  120,715,919.63

     c) a/b                                                 0.98%


2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                  No           X
                                                                                             --------------        ----------------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                               Yes                  No           X
                                                                                             --------------        ----------------
     B. An Indenture Event of Default has occurred and is then continuing?               Yes                  No           X
                                                                                             --------------        ----------------

4.   Has a Servicer Event of Default occurred?                                           Yes                  No           X
                                                                                             --------------        ----------------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                    Yes                  No           X
                                                                                             --------------        ----------------
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                              Yes                  No           X
                                                                                             --------------        ----------------
     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes                  No           X
                                                                                             --------------        ----------------




6.   Aggregate Discounted Contract Balance at Closing Date                           Balance  $218,254,123.54
                                                                                             --------------------------


     DELINQUENT LEASE SUMMARY

                  Days Past Due       Current Pool Balance        # Leases
                  -------------       --------------------        --------
                        31 - 60               4,504,413.27              54
                        61 - 90                  67,531.04              14
                       91 - 180               1,064,698.60              26



     Approved By:
     Lisa J. Cruikshank
     Vice President